SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported)
                                 April 24, 2002





                            TF FINANCIAL CORPORATION
--------------------------------------------------------------------------------
             (Exact name of Registrant as specified in its Charter)



       Delaware                       0-24168                74-2705050
----------------------------       --------------           ---------------
(State or other jurisdiction       (SEC File No.)           (IRS Employer
     of incorporation)                                      Identification
                                                                Number)


3 Penns Trail, Newtown, Pennsylvania                             18940
------------------------------------                             -----
(Address of principal executive offices)                       (Zip Code)




Registrant's telephone number, including area code: (215)579-4000
                                                    -------------



                                 Not Applicable
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last Report)

                            TF FINANCIAL CORPORATION


                      INFORMATION TO BE INCLUDED IN REPORT
                      ------------------------------------


Item 5.  Other Events
-------  ------------

         On April 24, 2002, the Board of Directors of the Registrant adopted Amended and Restated Bylaws of the Registrant. The Bylaws were amended to add new Sections 15, 16, 17 and 18 to Article III of the Bylaws which impose additional qualifications for Directors of the Registrant. The full text of the Amended and Restated Bylaws are attached hereto as Exhibit 3(ii) and incorporated herein in their entirety by this reference.



Item 7.  Financial Statements, Pro Forma Financial Information
-------  -----------------------------------------------------
         and Exhibits
         ------------


Exhibit 3(ii) -- Amended and Restated Bylaws of the Registrant.
-------------


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

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                            TF FINANCIAL CORPORATION


Date: April 24, 2002                        By: /s/John R. Stranford
      --------------                            --------------------------------
                                                John R. Stranford
                                                President and Chief
                                                Executive Officer




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